UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 15, 2023
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01.	Entry into a Material Definitive Agreement
On November 15, 2023, Pacific Gas and Electric Company (the “
Utility
”), Barclays Bank PLC and each of the lenders party thereto and Barclays Bank PLC, as administrative agent (the “
Administrative Agent
”), entered into a Bridge Term Loan Credit Agreement (the “
Bridge Term Loan Credit Agreement
”), pursuant to which the lenders agreed to make available to the Utility term loans in the aggregate principal amount equal to $2,100,000,000 (the “
Term Loans
”). The Utility borrowed the entire amount of the Term Loans on November 15, 2023. The Term Loans have a maturity date of August 15, 2024. The Utility is required to prepay loans outstanding under the Bridge Term Loan Credit Agreement, subject to certain exceptions, with 100% of the net cash proceeds received by the Utility from the issuance or incurrence of any debt by its subsidiary, Pacific Generation LLC.
Borrowings under the Bridge Term Loan Credit Agreement bear interest based on the Utility’s election of either (1) Term SOFR (as defined in the Bridge Term Loan Credit Agreement) (plus a 0.10% credit spread adjustment) plus an applicable margin of 1.25% or (2) the alternative base rate plus an applicable margin of 0.25%.
The Utility’s obligations under the Bridge Term Loan Credit Agreement are secured by the issuance of a first mortgage bond, issued pursuant to the Twenty-Second Supplemental Indenture (as defined herein) to the Mortgage Indenture (as defined herein), secured by a first lien on substantially all of the Utility’s real property and certain tangible personal property related to its facilities, subject to certain exceptions, and which will rank pari passu
with the Utility’s other first mortgage bonds.
The Bridge Term Loan Credit Agreement includes usual and customary provisions for term loan agreements of this type, including covenants limiting, with certain exceptions, (1) liens, (2) sale and leaseback transactions, (3) fundamental changes, (4) entering into swap agreements and (5) modifications to the Mortgage Indenture. In addition, the Bridge Term Loan Credit Agreement requires that the Utility maintain a ratio of total consolidated debt to consolidated capitalization of no greater than 65% as of the end of each fiscal quarter.
In the event of a default by the Utility under the Bridge Term Loan Credit Agreement, including cross-defaults relating to specified other debt of the Utility or any of its significant subsidiaries in excess of $200 million, the Administrative Agent may, with the consent of the required lenders (or upon the request of the required lenders, shall), declare the amounts outstanding under the Bridge Term Loan Credit Agreement, including all accrued interest, payable immediately. For events of default relating to insolvency, bankruptcy or receivership, the amounts outstanding under the Bridge Term Loan Credit Agreement become payable immediately.
The foregoing description of the Bridge Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Bridge Term Loan Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.
The lenders under the Bridge Term Loan Credit Agreement and/or their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to PG&E Corporation and the Utility. Such lenders have received, and may in the future receive, customary compensation from PG&E Corporation and the Utility for such services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events
In connection with the Bridge Term Loan Credit Agreement, on November 15, 2023, the Utility and The Bank of New York Mellon Trust Company, N.A., as trustee (the “
Trustee
”) under that certain Indenture of Mortgage, dated as of June 19, 2020 (as amended and supplemented, the “
Mortgage Indenture
”), between the Utility and the Trustee entered into a Twenty-Second Supplemental Indenture to the Mortgage Indenture in order to issue a collateral bond to secure the Utility’s obligations under the Bridge Term Loan Credit Agreement.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Twenty-Second Supplemental Indenture, dated as of November 15, 2023, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of collateral bond)

10.1	Bridge Term Loan Credit Agreement, dated as of November 15, 2023, among Pacific Gas and Electric Company, Barclays Bank PLC and each of the lenders party thereto and Barclays Bank PLC, as Administrative Agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: November 20, 2023	By:	/s/ Carolyn J. Burke
	Name:	Carolyn J. Burke
	Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: November 20, 2023	By:	/s/ Stephanie N. Williams
	Name:	Stephanie N. Williams
	Title:	Vice President, Chief Financial Officer and Controller